UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 20, 2006

                      BLOODHOUND SEARCH TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

         000-29553                                  88-0492640
   (Commission File Number)               (IRS Employer Identification No.)

                       19901 Southwest Freeway, Suite 114
                              Sugar Land, TX 77479
               (Address of Principal Executive Offices, Zip Code)

                                 (281) 207-5436
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements
Item 4.01. Changes in Registrant's Certifying Accountant.

On June 20, 2006, Bloodhound Search Technologies, Inc. (the "Registrant") dismissed Madsen & Associates, CPA's Inc. (the "Former Accountant") from serving as the Registrant's principal independent accountants. On June 20, 2006, the Registrant retained Malone & Bailey, PC (the "New Accountant") as its principal independent accountants. The decision to change accountants was recommended and approved by the Registrant's Board of Directors.

The Former Accountant
---------------------

The Former Accountant was the independent registered public accounting firm for the Registrant's previous two fiscal years and for the period since then and until June 20, 2006. In addition, during the foregoing period, there were no disagreements with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B occurred during the period in which the Former Accountant served as the Registrant's principal independent accountants.

The Registrant has provided the Former Accountant with a copy of this disclosure and has requested that the Former Accountant furnish it with a letter addressed to the U.S. Securities and Exchange Commission ("SEC") stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of such response received by the Registrant to that request will be filed as an amendment to this Form 8-K no later than two business days after it is received from the Former Accountant.

The New Accountant
------------------

Prior to June 20, 2006, the date that the New Accountant was retained as the principal independent accountants of the Registrant:

      (1) The Registrant did not consult the New Accountant regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's financial statements;

      (2) Neither a written report nor oral advice was provided to the Registrant by the New Accountant that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and

      (3) The Registrant did not consult the New Accountant regarding any matter that was either the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BLOODHOUND SEARCH TECHNOLOGIES, INC.
                                        (Registrant)


                                        By: /s/ David Campbell
                                           -------------------------------------
                                        Name:   David Campbell
                                        Title:  Chief Executive Officer


Date:  June 26, 2006